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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



GraphOn Corporation


We hereby consent to the incorporation by reference in this Registration Statement (Form S-8) of our report dated January 27, 2000, relating to the financial statements of GraphOn Corporation appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ BDO Seidman, LLP

BDO Seidman, LLP
San Jose, California
June 23, 2000